23.2              Consent  of  Larry  O.  Donnell,  C.P.A.,  P.C.


                           Larry O'Donnell, CPA, P.C.

Telephone  (303)745-4545                             2228  South  Fraser  Street
                                                                         Unit  1
                                                       Aurora, Colorado    80014


CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC
ACCOUNTANT

I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of B2Digital Incorporated, and in any related Prospectus, of my auditor's report dated July 1, 2004 accompanying the financial statements of B2Digital Incorporated included in their annual report on Form 10KSBfor the year ended March 31, 2004.


/s/  Larry  P.  O'Donnell,  CPA
Larry  O'Donnell,  CPA,  P.C.

January  11,  2005